EXCELSIOR FUNDS TRUST

High Yield Fund

Supplement dated November 5, 2007

Fixed Income Funds - Shares Class Prospectus,

dated July 1, 2007, as supplemented August 1, 2007, August 29, 2007 and October 12, 2007

and

Institutional Funds - Institutional Shares Class Prospectus,

dated July 1, 2007, as supplemented July 6, 2007, August 1, 2007, August 29, 2007 and September 14, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective October 12, 2007, A.K. Rodgers Ratcliffe no longer serves as a portfolio co-manager of the High Yield Fund.

Effective immediately, the disclosure paragraph under the section entitled “Portfolio Managers” for High Yield Fund is removed and replaced in its entirety with the following:

Adam Moss, Thomas A. LaPointe, and Kevin L. Cronk serve as the High Yield Fund’s portfolio co-managers and are primarily responsible for the day-to-day management of the Fund. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. He has been the Fund’s portfolio manager or co-manager since May 2003. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000. Mr. LaPointe has been associated with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since February, 1999. He has been the Fund’s co-manager since November 2007. Mr. Cronk has been associated with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since August 1999. He has been the Fund’s co-manager since November 2007. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

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EXC-47/136970-1107

EXCELSIOR FUNDS TRUST

High Yield Fund

Supplement dated November 5, 2007

Statement of Additional Information, dated July 1, 2007,

as supplemented July 6, 2007, July 17, 2007 and August 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective immediately, the following information is added to the sections entitled “Portfolio Managers” in the Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts”:

	Number of Other Accounts Managed and Total Assets by Account Type $(000) *			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based *
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin L. Cronk	11 accounts $8.775 billion	5 accounts $215 million	4 accounts $246 million	0	0	0

Thomas A. LaPointe	11 accounts $8.775 billion	5 accounts $215 million	4 accounts $246 million	0	0	0

*	Account information is provided as of September 30, 2007.

2.	The following is added to the end of the section entitled “Compensation”:

Mr. Cronk and Mr. LaPointe receive all of their compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.

For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Kevin L. Cronk	Merrill Lynch U.S. High Yield, Cash Pay Index	Lipper High Current Yield Classification

Thomas A. LaPointe	Merrill Lynch U.S. High Yield, Cash Pay Index	Lipper High Current Yield Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

3.	The following is added to the tables in the section entitled “Ownership of Fund Securities”:

Dollar Value of Shares Owned Beneficially* as of September 30, 2007
Manager	Fund	None	$1 - 10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Kevin L. Cronk	High Yield Fund	X

Thomas A. LaPointe	High Yield Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

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EXC-50/137064-1107